UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

December 5, 2006
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 5, 2006, Novell, Inc. (“Novell”) issued a press release to report Novell's preliminary financial results for the fourth fiscal quarter ended October 31, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP adjusted financial measures in the press release for the fiscal quarters and fiscal years ended October 31, 2006 and October 31, 2005. These non-GAAP measures include adjusted diluted income available to common stockholders from continuing operations, adjusted diluted income per common share from continuing operations and adjusted diluted weighted average shares. These non-GAAP financial measures do not replace the presentation of Novell's GAAP financial results but are provided to improve overall understanding of current financial performance and prospects for the future because they eliminate expenses and gains that are unusual and/or not predictable or are not within our control.

We believe the presentation of non-GAAP adjusted financial measures presents a useful performance measure because it enables investors to track and compare our on-going, ordinary operating performance from one reporting period to another and helps investors better understand management's view of our on-going, ordinary business. Novell's management also includes non-GAAP financial measures as a component of regular internal operating reports. Our management uses non-GAAP measures to allocate resources, determine commissions and bonuses, and evaluate performance. By making these same measures available in our external reporting, we are able to provide investors with the additional financial measures that management believes reflect its view of the on-going, ordinary business, thus improving investors' ability to assess the future prospects of Novell.

Adjusted diluted income available to common stockholders from continuing operations is useful to investors in evaluating our results of operations because it provides a more consistent reflection of our on-going, ordinary operating performance. Most adjustments are for items that are unusual, infrequent, often material and difficult to predict. Non-GAAP financial measures exclude amounts that may recur but cannot be predicted. Also excluded are items that distort trends in our on-going, ordinary business. During the fiscal quarters and fiscal years ended October 31, 2006 and October 31, 2005, we made adjustments to diluted income available to common stockholders from continuing operations for the following:

  Stock-based compensation expense - In the first fiscal quarter ended January 31, 2006, we adopted SFAS 123R, "Accounting for Stock-Based Compensation" (SFAS 123R). For comparative purposes we treated the stock-based compensation expense in the fourth fiscal quarter and fiscal year ended October 31, 2006, and the minimal amount in the fiscal year ended October 31, 2005, as an adjustment in calculating adjusted diluted income available to common stockholders from continuing operations to portray a more consistent reflection of our on-going operating performance. SFAS 123R was not applied retroactively and therefore its inclusion in the GAAP financial results distorts trends.
  Restructuring expenses - The restructuring expenses we incurred in the fourth fiscal quarter and fiscal year ended October 31, 2005 related to a decision to restructure our business to improve profitability, by focusing on Linux and identity-driven computing. In the first nine months of 2006, we did not incur restructuring expenses; however, we did have a net reversal of some prior restructuring expenses to adjust the liability based on changes in estimates. This net reversal was not anticipated and is not expected to recur. In the fourth fiscal quarter ended October 31, 2006 we incurred restructuring expenses related to improving our routes to market and sales staff specialization, implementing an integrated product development approach and improving efficiency in the general and administrative functional areas.
  Purchased in-process research and development - In the second fiscal quarters ended April 30, 2005 and 2006, we completed acquisitions. As part of the acquisitions, we acquired some in-process research and development that was expensed in the period of acquisition. Acquisitions occur infrequently and the related in-process research and development expenses distort trends; therefore, these costs were not considered part of our on-going, ordinary business.
  Gain on sale of property, plant and equipment - These gains resulted from the sale of a facility in Lindon, Utah in the fiscal year ended October 31, 2005, and the sale of corporate aviation assets in the fiscal year ended October 31, 2006, respectively. We sell material corporate assets infrequently and are not in the business of selling material corporate assets; therefore these transactions were not considered part of our on-going, ordinary business.
  Litigation-related expense (income) - The actual or estimated litigation judgments and settlements in the fiscal years ended October 31, 2005 and October 31, 2006 were unusual, material, unexpected and not part of our on-going, ordinary business.
  Loss on sale of Japan consulting group - This loss resulted from the disposition of our consulting group in Japan in the fiscal year ended October 31, 2006. This group was not focused on aligning to the stategic goals of the business. Dispositions of units within our business occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Executive termination payments - In the fiscal year ended October 31, 2006, the former Chief Executive Officer and Chief Financial Officer were replaced by the Board of Directors and received benefits pursuant to their severance agreements, which had been filed as an exhibit to Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The departure of directors or principal officers occurs infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Impairment of intangible assets - In the fourth fiscal quarters ended October 31, 2005 and October 31, 2006, a review of existing intangible assets resulted in certain impairments. Impairments of intangible assets occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Stock-based compensation review expenses - In the third fiscal quarter ended July 31, 2006, we began a self-initiated, voluntary review of historical stock-based compensation practices and related potential accounting impact. In the fourth fiscal quarter ended October 31, 2006, we incurred expenses related to this review. This type of review occurs infrequently; therefore, the costs related to the review were not considered part of our on-going, ordinary business.
  Gain on sale of venture capital partnership interests - In prior years, we had a portfolio of investments in various venture capital partnerships. As part of our cash management strategy, we decided to eliminate this type of investment vehicle. In the fourth fiscal quarter ended October 31, 2006, we sold most of the remaining investments. The sale of this portfolio of venture capital partnership interests was a one-time occurrence since the former investment program is no longer in place; therefore, the gain on the sale of the venture capital partnership interests was not considered part of our ongoing, ordinary business.
  Impairment of long-term investments, net of gains - Losses from impairments of long-term investments are not considered to be part of our on-going business. Likewise, gains from the sale of long-term investments made when we had the investment program in place are not considered to be part of our on-going business.
  Adjustments to tax - These adjustments result from the adjustments made to GAAP income (loss) from continuing operations related to the excluded items indicated above.
  Adjustments to convertible debt interest expense and the allocation of earnings to preferred stockholders - These adjustments result from the adjustments made to GAAP income (loss) available to common stockholders from continuing operations to arrive at non-GAAP income available to common stockholders from continuing operations and are required to be made based on the accounting rules for calculating diluted net income available to common stockholders from continuing operations and diluted net income per common share from continuing operations.

Adjusted diluted income per common share from continuing operations is useful to investors in evaluating the overall net effect of the foregoing adjustments on a diluted per share basis.

Adjusted diluted weighted average shares is useful to investors in evaluating the changes to diluted weighted average shares required by changes between GAAP and non-GAAP income from continuing operations.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release dated December 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: December 5, 2006	By /s/ Dana C. Russell (Signature) Vice President Finance, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated December 5, 2006